UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2002
                                                  (January 29, 2002)

                            American Ammunition, Inc.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           California                   333-46160             91-2021594
-----------------------------       -----------------      ---------------------
(State or other jurisdiction        (Commission            (IRS Employer
   of incorporation)                     file number)        Identification No.)


3545 NW 71st Street
Miami, FL                                                         33147
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (305) 835-7400


                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:

                              Mintmire & Associates
                              265 Sunrise Avenue, Suite 204
                              Palm Beach, FL 33480
                              Phone:(561) 832-5696
                              Facsimile:(561) 659-5371







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     The purpose of this  current  report on Form 8-K is to disclose a change in the Registrant's Certifying Accountant.

ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 29, 2002 the Company notified its accountants, Roger G. Castro, CPA that they were being dismissed as the Company's independent auditors. The stated reasons were that the Registrant wanted to retain the auditor of its wholly-owned subsidiary, needed to consolidate the audits of the parent and subsidiary to comply with SEC requirements and did not want to engage the services of more than one (1) auditor. The Company's Board of Directors made the decision to change accountants.

     During the Registrant's past two (2) fiscal years and during any subsequent interim period preceding the date of dismissal, the Company has had no disagreements with Roger G. Castro, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The report of Roger G. Castro, CPA on the financial statements for the past two (2) fiscal years did not contain an adverse opinion nor a disclaimer of opinion nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

     On January 29, 2002 the Company provided Roger G. Castro, CPA with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On January 29, 2002, the Company received a letter from Roger G. Castro, CPA that it agreed with the statements contained herein.

Item 4(b). Changes in Registrant's Certifying Accountant.

     On January 29, 2002, the Company  engaged the firm of S.W.  Hatfield,  CPA,
P.O. Box 820392, Dallas, TX 75382 as the Company's independent auditors. Such appointment was accepted by S.W. Hatfield, President of the firm. Prior to such engagement, the Registrant had not consulted S.W. Hatfield, CPA on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Roger G. Castro, CPA.

Item 7. Financial Statements and Exhibits

EXHIBIT
NUMBER         DESCRIPTION
-------        --------------------
16.1     *     Letter on change of certifying  accountant pursuant to Regulation
               SK Section 304(a)(3).
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*    Filed herein.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            American Ammunition, Inc.
                          ----------------------------
                                  (Registrant)


Date: January 29, 2002   By: /s/ Andres F.  Fernandez
                         -----------------------------
                         Andres F. Fernandez,
                         President and Chief Executive Officer

                         By: /s/ Stephen H. Durland
                         -----------------------------
                         Stephen H. Durland,
                         Chief Financial Officer and Director